                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 22
Report of Independent Accountants................ 29

HAR ANR 2/99

                             LETTER TO SHAREHOLDERS

January 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                            Continued on page  2

MARKET REVIEW

    Despite bouts of volatility, the stock market experienced impressive returns during 1998. Large-company stocks were responsible for much of this as investors favored the perceived stability of established, high-quality companies. The Dow Jones Industrial Average rose more than 16 percent during the year and hit a record high of 9374 in November before falling back to more moderate levels. Technology companies generally fared well during the year, with the technology-heavy Nasdaq composite index up almost 40 percent for the year. On the other hand, commodity-based stocks--especially those of oil companies--suffered from declining commodity prices. Small-company stocks also significantly underperformed the rest of the market, with the Russell 2000 index actually losing 3.45 percent during the 12-month period.

OUTLOOK

    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,


[SIG.]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                             VAN KAMPEN HARBOR FUND

                                           A SHARES   B SHARES   C SHARES
   TOTAL RETURNS

One-year total return based on NAV(1)....     7.52%      6.70%      6.65%
One-year total return(2).................     1.33%      1.77%      5.66%
Five-year average annual total
return(2)................................     8.76%      8.99%      9.19%
Ten-year average annual total
return(2)................................    10.76%        N/A        N/A
Life-of-Fund average annual total
return(2)................................     9.78%     10.18%      9.02%
Commencement date........................  11/15/56   12/20/91   10/26/93

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since December 31, 1998. Fund shares, when redeemed, may be worth more or less than their original cost.

Debt securities acquired by the Fund are not subject to any ratings limitations and may include high-, medium-, lower-and non-rated debt securities. Lower-rated and comparable non-rated securities are regarded as speculative with respect to capacity to pay interest and repay principal.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges.

    The following graph compared your Fund's performance to that of the Russell 2000 Stock Index and the Lipper Convertible Securities Fund Index over time. These indexes are broad-based, statistical composite that do not include any commissions that would be paid by an investor purchasing the securities they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Harbor Fund vs. the Russell 2000 Stock Index and the Lipper Convertible Securities Fund Index (December 31, 1988 through December 31,
    1998)
                         [INVESTMENT PERFORMANCE CHART]

                                                                                                    Lipper Convertible Securities
                                             Van Kampen Harbor Fund     Russell 2000 Stock Index             Fund Index
                                             ----------------------     ------------------------    -----------------------------
Dec 1988                                             9422.00                    10000.00                       10000.00
                                                     9886.00                    10447.00                       10383.00
                                                     9833.00                    10523.00                       10360.00
                                                    10015.00                    10771.00                       10441.00
                                                    10386.00                    11241.00                       10760.00
                                                    10680.00                    11725.00                       10968.00
                                                    10795.00                    11457.00                       10957.00
                                                    11235.00                    11900.00                       11370.00
                                                    11329.00                    12190.00                       11592.00
                                                    11314.00                    12229.00                       11570.00
                                                    11170.00                    11505.00                       11260.00
                                                    11274.00                    11582.00                       11372.00
Dec 1989                                            11362.00                    11626.00                       11436.00
                                                    10942.00                    10611.00                       11018.00
                                                    10990.00                    10940.00                       11141.00
                                                    11194.00                    11365.00                       11295.00
                                                    10923.00                    10994.00                       11087.00
                                                    11539.00                    11773.00                       11631.00
                                                    11680.00                    11796.00                       11654.00
                                                    11688.00                    11278.00                       11579.00
                                                    11101.00                     9776.00                       10975.00
                                                    10693.00                     8911.00                       10509.00
                                                    10573.00                     8367.00                       10209.00
                                                    11016.00                     9005.00                       10673.00
Dec 1990                                            11223.00                     9362.00                       10937.00
                                                    11526.00                    10208.00                       11366.00
                                                    11986.00                    11347.00                       11939.00
                                                    12188.00                    12146.00                       12112.00
                                                    12197.00                    12115.00                       12254.00
                                                    12399.00                    12692.00                       12539.00
                                                    12142.00                    11953.00                       12232.00
                                                    12562.00                    12372.00                       12524.00
                                                    12938.00                    12830.00                       12872.00
                                                    12957.00                    12931.00                       12935.00
                                                    13211.00                    13273.00                       13187.00
                                                    13020.00                    12659.00                       12853.00
Dec 1991                                            13812.00                    13672.00                       13570.00
                                                    13849.00                    14780.00                       13918.00
                                                    13997.00                    15211.00                       14169.00
                                                    13794.00                    14697.00                       13997.00
                                                    13813.00                    14182.00                       14041.00
                                                    14066.00                    14370.00                       14280.00
                                                    13849.00                    13691.00                       14132.00
                                                    14231.00                    14167.00                       14505.00
                                                    14164.00                    13767.00                       14427.00
                                                    14392.00                    14085.00                       14705.00
                                                    14499.00                    14532.00                       14845.00
                                                    14818.00                    15644.00                       15214.00
Dec 1992                                            15155.00                    16189.00                       15526.00
                                                    15509.00                    16737.00                       15875.00
                                                    15509.00                    16351.00                       15877.00
                                                    15969.00                    16881.00                       16396.00
                                                    15773.00                    16418.00                       16292.00
                                                    16145.00                    17145.00                       16657.00
                                                    16365.00                    17251.00                       16793.00
                                                    16302.00                    17490.00                       16894.00
                                                    16867.00                    18245.00                       17356.00
                                                    17025.00                    18760.00                       17484.00
                                                    17109.00                    19243.00                       17748.00
                                                    16793.00                    18610.00                       17589.00
Dec 1993                                            17210.00                    19246.00                       17830.00
                                                    17699.00                    19849.00                       18283.00
                                                    17426.00                    19778.00                       18126.00
                                                    16554.00                    18733.00                       17488.00
                                                    16368.00                    18845.00                       17265.00
                                                    16402.00                    18633.00                       17242.00
                                                    16073.00                    18000.00                       17098.00
                                                    16402.00                    18296.00                       17377.00
                                                    16743.00                    19316.00                       17869.00
                                                    16481.00                    19251.00                       17727.00
                                                    16517.00                    19175.00                       17694.00
                                                    16101.00                    18401.00                       17200.00
Dec 1994                                            16104.00                    18895.00                       17179.00
                                                    16384.00                    18656.00                       17338.00
                                                    16700.00                    19433.00                       17750.00
                                                    16939.00                    19767.00                       18160.00
                                                    17296.00                    20207.00                       18472.00
                                                    17702.00                    20554.00                       18872.00
                                                    18036.00                    21620.00                       19271.00
                                                    18658.00                    22866.00                       19849.00
                                                    18720.00                    23339.00                       19996.00
                                                    19092.00                    23756.00                       20300.00
                                                    18866.00                    22693.00                       19969.00
                                                    19444.00                    23647.00                       20568.00
Dec 1995                                            19721.00                    24271.00                       20798.00
                                                    20075.00                    24245.00                       21170.00
                                                    20272.00                    25000.00                       21498.00
                                                    20415.00                    25509.00                       21705.00
                                                    20737.00                    26873.00                       22211.00
                                                    21127.00                    27932.00                       22572.00
                                                    20924.00                    26785.00                       22273.00
                                                    20098.00                    24446.00                       21490.00
                                                    20721.00                    25865.00                       22252.00
                                                    21495.00                    26876.00                       22957.00
                                                    21590.00                    26462.00                       23067.00
                                                    22137.00                    27552.00                       23857.00
Dec 1996                                            22103.00                    28274.00                       23842.00
                                                    22867.00                    28839.00                       24557.00
                                                    22720.00                    28140.00                       24445.00
                                                    21952.00                    26812.00                       23964.00
                                                    22160.00                    26887.00                       24128.00
                                                    23276.00                    29878.00                       25275.00
                                                    24006.00                    31158.00                       26079.00
                                                    25207.00                    32608.00                       27284.00
                                                    25027.00                    33354.00                       27278.00
                                                    26303.00                    35795.00                       28504.00
                                                    25412.00                    34223.00                       27786.00
                                                    25548.00                    34002.00                       27696.00
Dec 1997                                            25841.00                    34597.00                       27871.00
                                                    25704.00                    34051.00                       27916.00
                                                    27128.00                    36569.00                       29141.00
                                                    28041.00                    38077.00                       30042.00
                                                    28058.00                    38288.00                       30180.00
                                                    27150.00                    36225.00                       29573.00
                                                    27417.00                    36302.00                       29457.00
                                                    27223.00                    33363.00                       28914.00
                                                    23047.00                    26885.00                       25551.00
                                                    23678.00                    28988.00                       25920.00
                                                    24924.00                    30171.00                       26657.00
                                                    26062.00                    31751.00                       27735.00
Dec 1998                                            27785.00                    33716.00                       28658.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

------------------------------
Fund's Total Return
1 Year Avg. Annual    =  1.33%
5 Year Avg. Annual    =  8.76%
10 Year Avg. Annual   = 10.76%
Inception Avg. Annual =  9.78%
------------------------------

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CONVERTIBLE SECURITY: A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FLIGHT TO QUALITY: The flow of funds toward safer investments in times of marketplace uncertainty or fear.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INVESTMENT GRADE: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                          PORTFOLIO MANAGEMENT REVIEW

                             VAN KAMPEN HARBOR FUND

We recently spoke to the management team of the Van Kampen Harbor Fund about the key events and economic forces that shaped the markets during the past 12 months. The team includes Christine Drusch, portfolio manager; Matthew Hart and David McLaughlin, portfolio comanagers; and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the 12 months ended December 31, 1998.

   Q THE STOCK MARKET WAS UP, DOWN, AND UP AGAIN IN 1998. CAN YOU DESCRIBE SOME OF THE FACTORS THAT AFFECTED THE MARKET DURING THE REPORTING PERIOD?

   A The stock market performed extremely well through mid-July, when the Dow Jones Industrial Average set a then-record high. Trouble was on the horizon, however, as investors began to fear that Asian economic trouble would spread throughout the world and hurt U.S. corporate profits. By August 31 the Dow had fallen 19 percent from its high. The Russell 2000 fell even harder--by October 8 this index of small-capitalization stocks was down 37 percent from its April high. Meanwhile, credit spreads between BB-rated corporate bonds and U.S. Treasuries widened during the year--indicating a "flight to quality," or investor preference for government bonds and investment-grade securities issued by large, established companies.
    Inflation remained tame, prompting the Federal Reserve Board to lower interest rates in September and then again in October and November. After the second cut in interest rates, investor confidence began to improve. Companies reported better-than-expected third-quarter earnings, reminding investors that the U.S. economy, though slowing, was still fundamentally solid. The volatile stock market began to rise again, with the Dow briefly setting a new record in November before declining moderately from its high by year end.

   Q  HOW DID THE CONVERTIBLE SECURITIES MARKET RESPOND?

   A The convertibles market is composed primarily of securities issued by small-cap companies and has an average credit rating of BB-. Therefore, convertibles were hurt both by the underperformance of small-cap stocks and the widening of credit spreads. Fortunately, as investor confidence rose, small caps rallied during the year's final quarter, so convertibles were able to make up most of the ground lost during the difficult period between July and October. Accordingly, the Merrill Lynch Convertible Index returned 13.8 percent in the fourth quarter.

   Q  GIVEN THIS ENVIRONMENT, WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND?

   A We did not change our investment strategy in response to market conditions--we consistently manage the Fund for capital appreciation, current income, and preservation of capital by investing primarily in convertible securities. In seeking to meet this objective, we focus on growth companies and diversify across market sectors.
    When selecting convertibles in which to invest, we first examine the equity characteristics of the securities. We look for companies with improving fundamentals, strong earnings growth, increasing market share, and attractive valuations. After we have determined which companies represent what we believe are attractive equity investments, we then examine the company's convertible bonds to assess how likely they are to provide us with equity participation. If it appears likely, we normally invest in the security.

   Q  WHAT SECTORS AND SPECIFIC HOLDINGS MOST HELPED THE FUND?

   A Technology companies performed very well during the reporting period. At the beginning of the year, the Fund's technology weighting was just 7 percent of the Fund. We gradually increased this weighting--eventually to
30 percent--as we realized the sector's fundamentals were improving.
    Beginning in July we added a sizeable position in semiconductor companies because we believed they would soon correct the inventory buildup that had plagued the industry and reduced revenue and earnings. These companies began to outperform in the fourth quarter, and these investments greatly helped the Fund's performance between October and December. Among the Fund's best performers in the technology sector were SCI Systems (electronics manufacturer), Micron (computer and microchip manufacturer), Level One Communications (microchip manufacturer), EMC Corp. (data storage company), and America Online (Internet service provider).
    The combination of low inflation, low unemployment, and high consumer spending helped increase the stock prices of retail companies. Retailers made up a significant portion of the Fund's portfolio, benefiting the Fund's performance. Some of the companies in this sector that particularly helped the Fund were AnnTaylor (women's apparel), Staples (office supplies), and Home Depot (home improvement products).

   Q  WHICH SECTORS OR SPECIFIC HOLDINGS HURT THE FUND?

   A Most financial companies performed very well in the first half of the year, but they encountered a particularly difficult third quarter because of exposure to emerging markets. Although we maintained a relatively small weighting in financial companies, the Fund was nevertheless hurt by their poor performance in the second half of 1998. Equitable Companies, Citigroup, and Conseco were among the financial companies that had a negative impact on the Fund.

    Despite the successes of most of our semiconductor holdings, our investment in microchip manufacturer VLSI Technology didn't turn out as anticipated. In mid-summer we decided to purchase VLSI's common stock at $14 per share because we thought the company was attractively priced relative to its fundamentals. A week later, however, the company announced unfavorable news about its earnings, and the stock's value fell by half shortly thereafter. In response to the new information and a reevaluation of VLSI's future prospects, we sold our position at a loss.
    Many telecommunications companies were also hit hard by the third-quarter market sell-off. These companies rely heavily on outside funding to finance their growth, and investors were concerned that such funding would become more expensive and difficult to obtain. The Fund owned Smartalk, Omnipoint, Nextlink, and Premiere Technologies, all of which had a negative impact on the Fund's performance. For additional Fund portfolio highlights, please refer to page 10.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund performed very well relative to its peer average, achieving a 12-month total return of 7.52 percent(1) (Class A shares at net asset value) as of December 31, 1998. By comparison, the Russell 2000 Index returned -2.55 percent, and the Lipper Convertible Securities Fund Index, which more closely resembles the Fund, returned 2.82 percent. The Russell 2000 Index reflects the average performance of small-cap stocks, and the Lipper Convertible Securities Fund Index represents the average performance of the 10 largest convertible securities funds.
    These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart on page 3 for additional Fund performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE FUND FOR THE NEXT SIX MONTHS?

   A We believe there are a number of uncertainties as we move into 1999. Sagging economies in Japan and Latin America may continue to affect markets worldwide, while easing consumer demand at home could slow the
U.S. economy. Credit spreads are still wide, reflecting investors' continued cautiousness. This is not necessarily the best environment for convertible securities, since convertibles are issued predominantly by small- and mid-cap companies, which usually carry a higher-than-average degree of risk for investors.
    On the plus side, small-cap stocks remain undervalued relative to large-cap stocks, and small caps typically outperform the broad market during cyclical recoveries. If the global economy stabilizes and the Fed can successfully sustain the U.S. economy, the small-cap and convertible markets could benefit.

    Either way, we intend to continue with our strategy of investing in those companies we believe offer the best combination of sound fundamentals and potential for positive returns relative to the market. If a market decline does occur, investors could benefit from the level of downside protection that convertibles typically have offered relative to the broader equity market.

[SIG.]
Christine Drusch

Portfolio Manager

[SIG.]
David McLaughlin

Portfolio Comanager

[SIG.]
Matthew Hart

Portfolio Comanager

[SIG.]
Stephen L. Boyd

Chief Investment Officer

Equity Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                             VAN KAMPEN HARBOR FUND
 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                        PERCENTAGE OF
                               TOP TEN HOLDINGS       THESE INVESTMENTS
                            AS OF DECEMBER 31, 1998   TWELVE MONTHS AGO
WMX Technologies, Inc. ...            2.8% ........        N/A
Comverse Technology
  Inc. ...................            2.7% ........        N/A
Roche Holdings, Inc. .....            2.3% ........        N/A
Advanced Micro Devices
  Inc. ...................            2.1% ........        N/A
Hewlett Packard Co. ......            2.1% ........        N/A
Texas Utilities Co. ......            2.1% ........        N/A
DSC Communications
  Corp. ..................            2.0% ........        N/A
Home Depot, Inc. .........            1.9% ........          1.5%
Unocal Capital Trust .....            1.9% ........          1.3%
CSC Holdings, Inc. .......            1.7% ........        N/A

N/A = Not Applicable
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

   AS OF DECEMBER 31, 1998
Technology ..................    30%
Utilities ...................    15%
Consumer Services ...........    10%
Finance .....................     9%
Health Care .................     9%

   AS OF DECEMBER 31, 1997
Consumer Services ...........    17%
Finance .....................    15%
Health Care .................    13%
Energy ......................    12%
Consumer Distribution .......    11%

 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

PIE CHART

                                            COMMON STOCK         U.S. GOVERNMENT          CONVERTIBLES              OTHER
                                            ------------         ---------------          ------------              -----
12/31/98                                       10.00                   2.00                  85.00                   3.00

PIE CHART

                                                      COMMON STOCK               U.S. GOVERNMENT              CONVERTIBLES
                                                      ------------               ---------------              ------------
12/31/97                                                  8.00                        11.00                       81.00

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
          DOMESTIC CONVERTIBLE CORPORATE
          OBLIGATIONS  50.9%
          CONSUMER DISTRIBUTION  2.5%
$ 4,000   Central Garden & Pet Co.......................      6.000%  11/15/03  $  3,360,000
  3,000   Home Depot, Inc...............................      3.250   10/01/01     8,017,500
                                                                                ------------
                                                                                  11,377,500
                                                                                ------------
          CONSUMER DURABLES  1.0%
  9,990   Lennar Corp...................................          *   07/29/18     4,520,475
                                                                                ------------
          CONSUMER NON-DURABLES  0.9%
  5,150   Loews Corp. (convertible into 79,185 Diamond
          Offshore Drilling, Inc. common shares)........      3.125   09/15/07     4,132,875
                                                                                ------------
          CONSUMER SERVICES  5.6%
  2,500   Conxus Communications Inc., 144A -- Private
          Placement (a) (b).............................  9.00/9.50   05/15/01     2,250,000
  2,130   Interim Services Inc..........................      4.500   06/01/05     1,924,988
  5,800   Jacor Communications Inc., LYON...............          *   02/09/18     2,798,500
  3,600   Mail-Well Inc.................................      5.000   11/01/02     3,258,000
  5,120   Metamor Worldwide, Inc........................      2.940   08/15/04     4,006,400
 10,550   News America Holdings, Inc., LYON.............          *   03/11/13     6,066,250
  1,250   Omnicom Group, Inc., 144A -- Private Placement
          (a)...........................................      4.250   01/03/07     2,381,250
  2,000   Personnel Group of America, Inc.,
          144A -- Private Placement (a).................      5.750   07/01/04     2,325,000
                                                                                ------------
                                                                                  25,010,388
                                                                                ------------
          ENERGY  1.3%
  1,820   Diamond Offshore Drilling, Inc................      3.750   02/15/07     1,685,775
  4,207   Pennzoil Co. (convertible into 71,536 Chevron
          Oil Co. common shares)........................      4.950   08/15/08     4,122,860
                                                                                ------------
                                                                                   5,808,635
                                                                                ------------
          FINANCE  1.7%
STRYPES   Merrill Lynch & Company, Inc., 83,800 shares
          (convertible into 128,926 CIBER, Inc. common
          shares).......................................      7.875   02/01/01     4,548,542
STRYPES   Merrill Lynch & Company, Inc., 53,500 shares
          (convertible into Cox Communications common
          shares).......................................      6.000   06/01/99     3,049,865
                                                                                ------------
                                                                                   7,598,407
                                                                                ------------
          HEALTHCARE  7.8%
  5,000   Athena Neurosciences, Inc., 144A -- Private
          Placement (a).................................      4.750   11/15/04     5,900,000
  2,600   Elan Finance Corp., Ltd., LYON,
          144A -- Private Placement (a).................          *   12/14/18     1,470,625
  3,410   Genzyme Corporation, 144A -- Private Placement
          (a)...........................................      5.250   06/01/05     4,867,775
  5,150   HEALTHSOUTH Corporation, 144A -- Private
          Placement (a).................................      3.250   04/01/03     4,403,250
 14,860   Roche Holdings, Inc., LYON, 144A -- Private
          Placement (convertible into 704 Rogers Corp.
          common shares) (a)............................          *   04/20/10     9,603,275
  1,530   Sunrise Assisted Living Inc., 144A -- Private
          Placement (a).................................      5.500   06/15/02     2,295,000
  2,400   Total Renal Care Holdings, Inc................      5.625   07/15/06     2,883,000
  3,213   Total Renal Care Holdings, Inc.,
          144A -- Private Placement (a).................      7.000   05/15/09     3,494,137
                                                                                ------------
                                                                                  34,917,062
                                                                                ------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
          PRODUCER MANUFACTURING  4.0%
$ 2,180   Antec Corp., 144A -- Private Placement (a)....      4.500%  05/15/03  $  2,147,300
  4,250   U. S. Filter Corp.............................      4.500   12/15/01     3,979,063
 11,890   WMX Technologies, Inc.........................      2.000   01/24/05    11,637,337
                                                                                ------------
                                                                                  17,763,700
                                                                                ------------
          TECHNOLOGY  25.1%
  5,520   Adaptec, Inc..................................      4.750   02/01/04     4,278,000
  8,530   Advanced Micro Devices Inc....................      6.000   05/15/05     8,807,225
  3,400   Affiliated Computer Services Inc., 144A
          Private Placement (a).........................      4.000   03/15/05     4,109,750
  1,100   America Online, Inc...........................      4.000   11/15/02     6,206,750
  4,685   Amkor Technologies, Inc.......................      5.750   05/01/03     4,661,575
  2,280   Automatic Data Processing, Inc., LYON.........          *   02/20/12     2,351,250
  8,875   Comverse Technology Inc., 144A -- Private
          Placement (a).................................      4.500   07/01/05    11,149,219
  8,070   DSC Communications Corp.......................      7.000   08/01/04     8,463,412
    900   EMC Corp......................................      3.250   03/15/02     3,377,250
 15,470   Hewlett Packard Co., LYON.....................          *   10/14/17     8,605,187
  2,160   Kellstrom Industries Inc......................      5.500   06/15/03     2,289,600
  2,185   Level One Communications, Inc.................      4.000   09/01/04     3,211,950
  3,420   May & Speh Inc................................      5.250   04/01/03     5,728,500
  5,620   Micron Technology, Inc........................      7.000   07/01/04     6,006,375
  5,525   Network Associates Inc., 144A Private
          Placement (a).................................          *   02/13/18     3,315,000
  5,230   Network Associates, Inc.......................          *   02/13/18     3,138,000
  2,090   Oak Industries, Inc...........................      4.875   03/01/08     2,204,950
  2,870   Platinum Technology, Inc......................      6.750   11/15/01     4,183,025
  2,337   Premiere Technologies Inc.....................      5.750   07/01/04     1,273,665
  2,988   Quadramed Corp., 144A -- Private Placement
          (a)...........................................      5.250   05/01/05     2,569,680
  2,450   Quantum Corp..................................      7.000   08/01/04     2,345,875
  2,020   SCI Systems, Inc., 144A -- Private Placement
          (a)...........................................      5.000   05/01/06     4,797,500
  5,470   STMicroelectronics NV, LYON...................          *   06/10/08     4,847,788
  1,600   Veritas Software Corp.........................      5.250   11/01/04     2,552,000
  1,450   Wind River Systems, Inc.......................      5.000   08/01/02     1,689,250
                                                                                ------------
                                                                                 112,162,776
                                                                                ------------
          UTILITIES  1.0%
  4,300   NTL, Inc., 144A -- Private Placement (a)......      7.000   12/15/08     4,660,125
                                                                                ------------
TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS  50.9%.......................   227,951,943
                                                                                ------------
          FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS 0.2%
  1,000   Swiss Life Finance Limited, (United Kingdom),
          (convertible into 13,614 shares of Royal Dutch
          Petroleum Co.) 144A -- Private Placement
          (a)...........................................      2.000   05/20/05       973,750
                                                                                ------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                            Shares   Market Value
------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS  31.8%
CONSUMER DISTRIBUTION  3.7%
AnnTaylor Finance Trust, 8.500%.............................    50,000  $  5,015,625
CVS Automatic Common Exchange Security Trust, 6.000%........    50,000     5,009,375
Kmart Financing I Trust, 7.750%.............................    36,100     2,091,544
Mckesson Financing Trust, 5.000%............................    42,500     4,627,188
                                                                        ------------
                                                                          16,743,732
                                                                        ------------
CONSUMER DURABLES  0.9%
Fleetwood Capital Trust, 6.00%, 144A -- Private
  Placement (a).............................................    80,750     3,855,812
                                                                        ------------
CONSUMER NON-DURABLES  0.6%
Ralston Purina Co., SAILS, 7.000% (convertible into 112,761
  Interstate Bakeries Corp. common shares)..................    51,000     2,628,097
                                                                        ------------
CONSUMER SERVICES  3.2%
CSC Holdings, Inc., 8.500%..................................    95,000     7,160,625
Evergreen Media Corp., $3.000 dividend per share,
  144A -- Private Placement (a).............................    60,000     5,835,000
Host Marriott Financial Trust, QUIPS, 6.750%,
  144A -- Private Placement (a).............................    35,000     1,443,750
                                                                        ------------
                                                                          14,439,375
                                                                        ------------
ENERGY  3.6%
El Paso Energy Capital Trust I, 4.750%......................   135,750     6,499,031
Tosco Financing Trust, 5.750%...............................    40,000     1,950,000
Unocal Capital Trust, 6.250%................................   161,000     7,868,875
                                                                        ------------
                                                                          16,317,906
                                                                        ------------
FINANCE  6.0%
Amerus Life Holdings, Inc., 7.000%..........................   102,600     2,462,400
Conseco Finance Trust IV, Ser F, PRIDES, 7.000%.............   133,800     5,159,662
Finova Finance Trust, TOPRS, 5.500%.........................    40,000     2,972,500
General Growth Properties Inc., PIERS, 7.250%...............   102,400     2,636,800
Glenborough Realty Trust Inc., 7.750%, Series A.............    75,000     1,368,750
Life RE Capital Trust II, QUIPS, 6.000%.....................    34,300     2,623,950
National Australia Bank, 7.875%.............................   160,000     4,460,000
Philadelphia Consolidated Holdings, PRIDES, 7.000%..........   211,800     2,118,000
PLC Capital Trust II, PRIDES, 6.500%........................    48,000     3,132,000
                                                                        ------------
                                                                          26,934,062
                                                                        ------------
HEALTHCARE  0.5%
Alkermes, Inc., 6.500%......................................    51,000     2,314,125
                                                                        ------------
PRODUCER MANUFACTURING  1.7%
Coltec Capital Trust, TIDES, 5.250%, 144A -- Private
  Placement (a).............................................    76,900     3,345,150
Ingersoll Rand Company, PRIDES, 6.750%......................   171,500     4,073,125
                                                                        ------------
                                                                           7,418,275
                                                                        ------------
RAW MATERIALS/PROCESSING INDUSTRIES  0.7%
Monsanto Co., 6.500%, ACES..................................    59,050     2,893,450
                                                                        ------------
TECHNOLOGY 0.5%
Tribune Co., 6.250%.........................................    89,800     2,191,299
                                                                        ------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

                        Description                            Shares   Market Value
------------------------------------------------------------------------------------
TRANSPORTATION  1.1%
Tower Automotive Capital Trust, 6.750%, 144A -- Private
  Placement (a).............................................    95,000  $  4,892,500
                                                                        ------------
UTILITIES  9.3%
Aes Trust II, TECONS, 5.500%, 144A -- Private Placement
  (a).......................................................    50,000     2,525,000
CalEnergy Capital Trust III, 6.500%.........................   100,000     4,868,750
Houston Industries, Inc., ACES, 7.000% (convertible into
  83,714 of Time Warner, Inc. common shares)................    50,650     5,387,894
Nextel Trust, STRYPES, 7.250%...............................   155,000     3,177,500
MediaOne Group, Inc. .......................................    64,200     4,239,513
Nextlink Communications Inc., 6.500%, 144A -- Private
  Placement (a).............................................    67,100     2,767,875
Omnipoint Corporation, 7.000%, 144A -- Private
  Placement (a).............................................   171,100     4,277,500
Sprint Corp., DECS, 8.250%, (Convertible into 83,609 So. New
  England Telecom. Corp. common shares).....................    74,000     6,103,919
Texas Utilities Co., PRIDES, 9.250%.........................   151,200     8,523,900
                                                                        ------------
                                                                          41,871,851
                                                                        ------------
TOTAL CONVERTIBLE PREFERRED STOCK 31.8%...............................   142,500,484
                                                                        ------------
COMMON STOCKS  9.8%
CONSUMER DISTRIBUTION  1.1%
Staples, Inc. (c)...........................................   114,498     5,002,131
                                                                        ------------
CONSUMER SERVICES  0.5%
CBS Corp. (c)...............................................    60,000     1,965,000
                                                                        ------------
ENERGY  1.1%
British Petroleum Co. PLC -- ADR (United Kingdom) (c).......    56,500     5,063,813
                                                                        ------------
FINANCE  0.9%
U.S. Bancorp................................................    51,000     1,810,500
Washington Mutual, Inc......................................    56,553     2,159,618
                                                                        ------------
                                                                           3,970,118
                                                                        ------------
TECHNOLOGY  1.9%
Motorola, Inc...............................................    32,500     1,984,531
Quantum Corp. (c)...........................................   120,000     2,550,000
Unisys Corp. (c)............................................   120,000     4,132,500
                                                                        ------------
                                                                           8,667,031
                                                                        ------------
TRANSPORTATION  0.6%
FDX Corp. (c) (d)...........................................    30,000     2,670,000
                                                                        ------------
UTILITIES  3.7%
AT&T Corp. (d)..............................................    74,000     5,568,500
MCI Worldcom, Inc. (c)......................................    96,817     6,946,620
U.S. West, Inc..............................................    65,000     4,200,625
                                                                        ------------
                                                                          16,715,745
                                                                        ------------
TOTAL COMMON STOCKS...................................................    44,053,838
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  92.7%
  (Cost $376,286,937).................................................   415,480,015
                                                                        ------------

                                               See Notes to Financial Statements

                               December 31, 1998
--------------------------------------------------------------------------------

Description                                                             Market Value
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  5.4%
COMMERCIAL PAPER  3.2%
General Electric Capital Corp. ($14,410,000 par, yielding 5.003%,
  01/04/99 maturity) (d)..............................................  $ 14,401,994
U.S. GOVERNMENT AGENCY OBLIGATIONS  2.2%
Federal Farm Credit Bank ($10,000,000 par, yielding 4.809%, 06/07/99
  maturity) (d).......................................................     9,794,000
                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $24,197,022)..................................................    24,195,994
                                                                        ------------
TOTAL INVESTMENTS  98.1%
  (Cost $400,483,959).................................................   439,676,009
OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%...........................     8,344,490
                                                                        ------------
NET ASSETS  100.0%....................................................  $448,020,499
                                                                          ----------

 *  Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.

(c) Non-income producing security as this stock currently does not declare dividends.

(d) Assets segregated as collateral for open futures transactions.

ACES -- Automatically convertible equity securities

ADR -- American Depository Receipt

DECS -- Debt exchangeable for common stock

LYON -- Liquid yield option note

PIERS -- Preferred income equity redeemable stock

PRIDES -- Preferred redeemable increased dividend equity security, traded in shares

QUIPS -- Quarterly income preferred securities

SAILS -- Stock appreciation income linked securities

STRYPES -- Structured yield product exchangeable for stock traded in shares

TECONS -- Trust convertible securities

TIDES -- Term income deferrable equity securities

TOPRS -- Trust originated preferred securities

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $400,483,959).......................  $439,676,009
Cash........................................................        11,146
Receivables:
  Investments Sold..........................................     9,839,966
  Interest..................................................     2,242,602
  Fund Shares Sold..........................................       804,268
  Dividends.................................................       248,800
  Variation Margin on Futures...............................        70,500
Other.......................................................        51,986
                                                              ------------
      Total Assets..........................................   452,945,277
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................     2,723,872
  Investments Purchased.....................................       909,846
  Distributor and Affiliates................................       377,639
  Income Distributions......................................       339,982
  Investment Advisory Fee...................................       201,012
Accrued Expenses............................................       216,701
Trustees' Deferred Compensation and Retirement Plans........       155,726
                                                              ------------
      Total Liabilities.....................................     4,924,778
                                                              ------------
NET ASSETS..................................................  $448,020,499
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $402,068,824
Net Unrealized Appreciation.................................    40,695,575
Accumulated Net Realized Gain...............................     3,902,103
Accumulated Undistributed Net Investment Income.............     1,353,997
                                                              ------------
NET ASSETS..................................................  $448,020,499
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $375,430,789 and 25,306,879 shares of
      beneficial interest issued and outstanding)...........  $      14.84
    Maximum sales charge (5.75%* of offering price).........           .91
                                                              ------------
    Maximum offering price to public........................  $      15.75
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $66,687,397 and 4,519,577 shares of
      beneficial interest issued and outstanding)...........  $      14.76
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $5,902,313 and 397,327 shares of
      beneficial interest issued and outstanding)...........  $      14.86
                                                              ============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $13,813,179
Dividends...................................................    6,716,044
                                                              -----------
    Total Income............................................   20,529,223
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,459,237
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $825,171, $751,909 and $53,313,
  respectively).............................................    1,630,393
Shareholder Services........................................      746,031
Trustees' Fees and Expenses.................................       23,775
Legal.......................................................       14,565
Custody.....................................................       10,835
Other.......................................................      405,551
                                                              -----------
    Total Expenses..........................................    5,290,387
                                                              -----------
NET INVESTMENT INCOME.......................................  $15,238,836
                                                              ===========
REALIZED AND UNREALIZED GAIN:
Realized Gain/Loss:
  Investments...............................................  $19,644,276
  Futures...................................................    2,349,315
                                                              -----------
Net Realized Gain...........................................   21,993,591
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   47,584,139
                                                              -----------
  End of the Period:
  Investments...............................................   39,192,050
  Futures...................................................    1,503,525
                                                              -----------
                                                               40,695,575
                                                              -----------
Net Unrealized Depreciation During the Period...............   (6,888,564)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $15,105,027
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $30,343,863
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                          Year Ended          Year Ended
                                                       December 31, 1998   December 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................   $ 15,238,836        $ 16,063,210
Net Realized Gain.....................................     21,993,591          54,691,941
Net Unrealized Appreciation/Depreciation During the
  Period..............................................     (6,888,564)          1,495,425
                                                         ------------        ------------
Change in Net Assets from Operations..................     30,343,863          72,250,576
                                                         ------------        ------------
Distributions from Net Investment Income..............    (15,692,022)        (17,653,801)
Distributions in Excess of Net Investment Income......            -0-          (2,441,344)
                                                         ------------        ------------
Distributions from and in Excess of Net Investment
  Income*.............................................    (15,692,022)        (20,095,145)
Distributions from Net Realized Gains*................    (22,599,003)        (48,007,153)
                                                         ------------        ------------
Total Distributions...................................    (38,291,025)        (68,102,298)
                                                         ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...     (7,947,162)          4,148,278
                                                         ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................    211,066,810          84,935,691
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................     31,243,567          56,172,535
Cost of Shares Repurchased............................   (248,677,411)       (138,510,168)
                                                         ------------        ------------
Net Change in Net Assets from Capital Transactions....     (6,367,034)          2,598,058
                                                         ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................    (14,314,196)          6,746,336
NET ASSETS:
Beginning of the Period...............................    462,334,695         455,588,359
                                                         ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,353,997 and $1,807,183,
  respectively).......................................   $448,020,499        $462,334,695
                                                         ============        ============

                                                         Year Ended         Year Ended
              *Distributions by Class                December 31, 1998   December 31, 1997
------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment
  Income:
  Class A Shares......................................   $(13,495,042)       $(16,890,943)
  Class B Shares......................................     (2,044,075)         (3,045,626)
  Class C Shares......................................       (152,905)           (158,576)
                                                         ------------        ------------
                                                         $(15,692,022)       $(20,095,145)
                                                         ============        ============
Distributions from Net Realized Gain:
  Class A Shares......................................   $(18,851,717)       $(39,111,920)
  Class B Shares......................................     (3,468,896)         (8,428,584)
  Class C Shares......................................       (278,390)           (466,649)
                                                         ------------        ------------
                                                         $(22,599,003)       $(48,007,153)
                                                         ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                     Year Ended December 31,
                                         -----------------------------------------------
            Class A Shares                1998      1997      1996      1995      1994
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...............................  $15.059   $15.054   $ 15.05   $13.24   $  15.12
                                         -------   -------   -------   ------   --------
  Net Investment Income................     .520      .600      .566      .68        .63
  Net Realized and Unrealized
    Gain/Loss..........................     .546     1.854     1.173     2.25    (1.5625)
                                         -------   -------   -------   ------   --------
Total from Investment Operations.......    1.066     2.454     1.739     2.93     (.9325)
                                         -------   -------   -------   ------   --------
Less:
  Distributions from and in Excess of
    Net Investment Income..............     .537      .730      .555    .7025        .62
  Distributions from and in Excess of
    Net Realized Gain..................     .753     1.719     1.180    .4175      .3275
                                         -------   -------   -------   ------   --------
Total Distributions....................    1.290     2.449     1.735     1.12      .9475
                                         -------   -------   -------   ------   --------
Net Asset Value, End of the Period.....  $14.835   $15.059   $15.054   $15.05   $  13.24
                                         =======   =======   =======   ======   ========
Total Return (a).......................    7.52%    16.91%    12.08%   22.46%     (6.43%)
Net Assets at End of the Period (In
  millions)............................  $ 375.4   $ 376.4   $ 373.1   $394.5   $  369.7
Ratio of Expenses to Average Net
  Assets...............................    1.02%     1.04%     1.09%    1.00%      1.04%
Ratio of Net Investment Income to
  Average Net Assets...................    3.48%     3.58%     3.60%    4.62%      4.39%
Portfolio Turnover.....................     156%      170%      129%     130%       105%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                         Year Ended December 31,
                                           ---------------------------------------------------
             Class B Shares                1998(b)      1997       1996      1995       1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................  $ 14.981   $ 14.992   $  14.99   $ 13.20   $  15.07
                                           --------   --------   --------   -------   --------
Net Investment Income....................      .397       .470       .437       .56        .51
Net Realized and Unrealized Gain/Loss....      .547      1.848      1.180      2.23    (1.5505)
                                           --------   --------   --------   -------   --------
Total from Investment Operations.........      .944      2.318      1.617      2.79    (1.0405)
                                           --------   --------   --------   -------   --------
Less:
  Distributions from and in Excess of Net
    Investment Income....................      .417       .610       .435     .5825       .502
  Distributions from and in Excess of Net
    Realized Gain........................      .753      1.719      1.180     .4175      .3275
                                           --------   --------   --------   -------   --------
Total Distributions......................     1.170      2.329      1.615      1.00      .8295
                                           --------   --------   --------   -------   --------
Net Asset Value, End of the Period.......  $ 14.755   $ 14.981   $ 14.992   $ 14.99   $  13.20
                                           ========   ========   ========   =======   ========
Total Return (a).........................     6.70%     15.98%     11.19%    21.46%     (7.11%)
Net Assets at End of the Period (In
  millions)..............................  $   66.7   $   81.3   $   78.9   $  78.1   $   71.1
Ratio of Expenses to Average Net
  Assets.................................     1.81%      1.82%      1.88%     1.81%      1.84%
Ratio of Net Investment Income to Average
  Net Assets.............................     2.66%      2.80%      2.81%     3.81%      3.63%
Portfolio Turnover.......................      156%       170%       129%      130%       105%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                        Year Ended December 31,
                                            ------------------------------------------------
             Class C Shares                 1998(b)    1997      1996      1995       1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................   $15.080   $15.079   $ 15.07   $ 13.25   $  15.13
                                            -------   -------   -------   -------   --------
Net Investment Income....................      .405      .448      .439       .56        .52
Net Realized and Unrealized Gain/Loss....      .540     1.882     1.185      2.26    (1.5705)
                                            -------   -------   -------   -------   --------
Total from Investment Operations.........      .945     2.330     1.624      2.82    (1.0505)
                                            -------   -------   -------   -------   --------
Less:
  Distributions from and in Excess of Net
    Investment Income....................      .417      .610      .435     .5825       .502
  Distributions from and in Excess of Net
    Realized Gain........................      .753     1.719     1.180     .4175      .3275
                                            -------   -------   -------   -------   --------
Total Distributions......................     1.170     2.329     1.615      1.00      .8295
                                            -------   -------   -------   -------   --------
Net Asset Value, End of the Period.......   $14.855   $15.080   $15.079   $ 15.07   $  13.25
                                            =======   =======   =======   =======   ========
Total Return (a).........................     6.65%    15.96%    11.20%    21.52%     (7.14%)
Net Assets at End of the Period (In
  millions)..............................   $   5.9   $   4.6   $   3.6   $   3.6   $    3.3
Ratio of Expenses to Average Net
  Assets.................................     1.81%     1.82%     1.88%     1.80%      1.84%
Ratio of Net Investment Income to Average
  Net Assets.............................     2.71%     2.79%     2.81%     3.80%      3.72%
Portfolio Turnover.......................      156%      170%      129%      130%       105%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Harbor Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek income, capital appreciation, and conservation of capital by investing primarily in convertible bonds and preferred stocks. The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and October 26, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. The Fund's security valuation methodology, for listed and unlisted securities for which the last sale price is not available, was changed in 1998 from bid side pricing to the mean of the bid and asked prices. Additionally, valuation of unlisted convertible securities was changed from the higher of the last bid price or value of the securities issuable upon conversion to the mean of the bid and asked prices. The impact of these changes, which was not material, is included as a component of the change in unrealized appreciation/depreciation for the year ended December 31, 1998. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

    Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 33% of the long-term investments at the end of the period.

                               December 31, 1998
--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1998, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales and the mark to market of open futures transactions at December 31, 1998.

                               December 31, 1998
--------------------------------------------------------------------------------
    At December 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $400,517,360; the aggregate gross unrealized appreciation is $58,000,244 and the aggregate gross unrealized depreciation is $18,841,595, resulting in net unrealized appreciation on long- and short-term investments of $39,158,649.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 1998. The Fund designated and paid $22,599,003 as a 20% rate gain distribution. Shareholders were sent a 1998 Form 1099-DIV in January 1999 representing their proportionate share of capital gain distribution to be reported on their income tax returns.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $350 million....................................     .55 of 1%
Next $350 million.....................................     .50 of 1%
Next $350 million.....................................     .45 of 1%
Over $1.05 billion....................................     .40 of 1%

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $14,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1998, the Fund recognized expenses of approximately $156,200 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1998, the Fund recognized expenses of approximately $575,700. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

                               December 31, 1998
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1998, capital aggregated $328,235,828, $67,746,734, and
$6,086,262 for Classes A, B, and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                   SHARES            VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  12,927,991    $ 193,998,609
  Class B....................................     949,046       14,318,709
  Class C....................................     179,950        2,749,492
                                              -----------    -------------
Total Sales..................................  14,056,987    $ 211,066,810
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   1,786,990    $  26,175,448
  Class B....................................     321,906        4,707,544
  Class C....................................      24,679          360,575
                                              -----------    -------------
Total Dividend Reinvestment..................   2,133,575    $  31,243,567
                                              ===========    =============
Repurchases:
  Class A.................................... (14,405,527)   $(214,599,359)
  Class B....................................  (2,177,447)     (32,400,387)
  Class C....................................    (112,483)      (1,677,665)
                                              -----------    -------------
Total Repurchases............................ (16,695,457)   $(248,677,411)
                                              ===========    =============

                               December 31, 1998
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $322,661,130, $81,120,868 and
$4,653,860 for Classes A, B, and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                   SHARES            VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................  4,596,353    $  72,255,103
  Class B.....................................    702,695       11,137,353
  Class C.....................................     95,609        1,543,235
                                               ----------    -------------
Total Sales...................................  5,394,657    $  84,935,691
                                               ==========    =============
Dividend Reinvestment:
  Class A.....................................  3,078,670    $  45,914,946
  Class B.....................................    660,267        9,780,959
  Class C.....................................     32,032          476,630
                                               ----------    -------------
Total Dividend Reinvestment...................  3,770,969    $  56,172,535
                                               ==========    =============
Repurchases:
  Class A..................................... (7,461,163)   $(118,439,608)
  Class B..................................... (1,201,555)     (19,139,823)
  Class C.....................................    (58,685)        (930,737)
                                               ----------    -------------
Total Repurchases............................. (8,721,403)   $(138,510,168)
                                               ==========    =============

Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                               December 31, 1998
--------------------------------------------------------------------------------

                                                           CONTINGENT
                                                            DEFERRED
                                                          SALES CHARGE
                                                       ------------------
YEAR OF REDEMPTION                                     CLASS B    CLASS C
-------------------------------------------------------------------------
First.................................................   5.00%      1.00%
Second................................................   4.00%       None
Third.................................................   3.00%       None
Fourth................................................   2.50%       None
Fifth.................................................   1.50%       None
Sixth and Thereafter..................................    None       None

    For the year ended December 31, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $72,000 and CDSC on the redeemed shares of Classes B and C of approximately $186,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $653,865,566 and $677,645,702, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

                               December 31, 1998
--------------------------------------------------------------------------------
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1997............................    -0-
Futures Opened..............................................    400
Futures Closed..............................................   (310)
                                                                ---
Outstanding at December 31, 1998............................     90
                                                                ===

    The futures contracts outstanding at December 31, 1998, and the description and unrealized appreciation are as follows:

                                                               UNREALIZED
                                                 CONTRACTS    APPRECIATION
--------------------------------------------------------------------------
Long Contracts--March 1999 S&P 500 Index Future
  (Current Notional Value of $311,375 per
  contract).....................................     90       $1,503,525
                                                    ===       ==========

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1998, are payments retained by Van Kampen of approximately $647,100.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Harbor Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Harbor Fund (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
February 3, 1999

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
Senior Loan Funds
   Prime Rate Income Trust
   Senior Floating Rate

   To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our Web site at
     WWW.VANKAMPEN.COM--to view prospectuses, select Download Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

   - e-mail us by visiting
     WWW.VANKAMPEN.COM and selecting Contact Us

                             VAN KAMPEN HARBOR FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*--Chairman
PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
2800 Post Oak Blvd.
Houston, Texas 77056

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

                                                *   "Interested" persons of the
                                                    Fund, as defined in the
                                                    Investment Company Act of
                                                    1940.
   TAX NOTICE TO CORPORATE SHAREHOLDERS        (C)  Van Kampen Funds Inc., 1999
     For 1998, 39.44% of the dividends              All rights reserved.
   taxable as ordinary income qualified
      for the 70% dividends received           (SM) denotes a service mark of
        deduction for corporations.                 Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

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

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

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